AMENDMENT NO. 3 TO
                 GUARANTEE BETWEEN THE INTERPUBLIC
                   GROUP OF COMPANIES, INC. AND
                          LLOYDS BANK PLC

   AMENDMENT No. 3, dated as of 27 October 1993 to a Guarantee dated December 17, 1991 between The Interpublic Group of
Companies, Inc. (the "Guarantor") and Lloyds Bank Plc (the
"Agent"), as previously amended by an Amendment No. 1 dated as of December 18, 1992 and as amended by Amendment No. 2, dated as of June 30, 1993 (The "Guarantee").

   The parties hereto desire to amend the Guarantee subject to the terms and conditions of this Amendment, as hereinafter provided. Accordingly, the parties hereto agree as follows:

   1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Guarantee shall have the meaning assigned to such term in the Guarantee. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Guarantee" and each other similar reference contained in the Guarantee shall from and after the date hereof refer to the Guarantee as amended hereby.

   2.  Amendments.

   A. The definition of "Debt" set forth in Section 1.2 of the Guarantee is hereby amended to read in its entirety as follows:

        "Debt" of any person means at any date, without duplication: (i) all obligations of such person for indebtedness, including reimbursement obligations for letters of credit; (ii) all obligations of such person evidenced by bonds, debentures, notes or other similar instruments; (iii) all obligations of such person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business; (iv) all obligations of such person as lessee under capitalized leases;
   (v) all Debt of others secured by a lien on any asset of such person, whether or not such Debt is assumed by such person; and (vi) all Debt of others guaranteed by such person; but in each case specified in (i) through (vi) herein, excludes obligations arising in connection with securities repurchase transactions.


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   B.  The definition of "Total Borrowed Funds" set forth in
Section 5.2 (iii) of the Guarantee is hereby amended to read in its entirety as follows:

        "Total Borrowed Funds" means at any date, without duplication, (a) all outstanding obligations of the Guarantor and its Consolidated Subsidiaries for borrowed money, (b) all outstanding obligations of the Guarantor and its Consolidated Subsidiaries evidenced by bonds, debentures, notes or similar instruments and (c) any outstanding obligations of the type set forth in (a) or (b) of any other Person guaranteed by the Guarantor or a Consolidated Subsidiary, it being understood that the obligation to repurchase securities transferred pursuant to a securities repurchase agreement shall not be deemed to give rise to any amount of Total Borrowed Funds pursuant to this definition.

   C. Section 7.1 of the Guarantee is hereby amended by deleting the word "and" at the end of Section 7.1 (x), deleting the reference to "(xi)" and replacing it with "(xii)" and adding the following new paragraph immediately after 7.1 (x):

        "(xi) any Lien on property arising in connection with a securities repurchase transaction; and"

     Section 3. Limitation of Amount. The Guarantor hereby agrees that the face amount of the securities involved in any repurchase transaction referred to herein would at no time exceed 15% of the Guarantor's consolidated total assets as reported on the audited statement of financial condition most recently filed with the Securities and Exchange Commission prior to the inception of such transaction.

   Section 4. Miscellaneous. Except as specifically amended as set forth above, the Guarantee shall remain in full force and effect.

   Section 5. Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New
York.

   Section 6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.


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IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed and is intended to be effective as of the date first above written.


                  THE INTERPUBLIC GROUP OF COMPANIES, INC.


                  By: Alan M. Forster
                  Title:  Vice President & Treasurer




                  LLOYDS BANK Plc
                  as Agent


                  By:  Michael Dutfield
                  Title:  Manager





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